UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-12

                            HERITAGE BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[X]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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March 31, 2004



To:  All Employee Stock Ownership Plan Participants


     Re: SpeciaFl Meeting of Stockholders to be held on Thursday, April 29, 2004

Dear Participants:

     As you know, Heritage Bancshares, Inc. ("Heritage") maintains the Employee Stock Ownership Plan (the "ESOP") for employees of Heritage and Heritage Bank, SSB (the "Bank") under which the ESOP holds common stock of Heritage. The ESOP's shares are held by the Trustees - Mr. John H. Mackey and Mr. J. Pat Baker (collectively, the "Trustee").

     A portion of the shares of Heritage common stock held by the ESOP is currently allocated to participants' ESOP accounts. Those shares that have not yet been allocated are held in an unallocated ESOP suspense account and, each year are reallocated to participants' ESOP accounts as an ESOP loan from Heritage is paid off. This loan was previously made to facilitate the ESOP's acquisition of Heritage common stock.

     The ESOP provides to its participants (including former participants and beneficiaries) certain voting rights with respect to the shares of Heritage common stock allocated to participants' ESOP accounts. Those voting rights extend to the Special Meeting of Stockholders of Heritage, to be held on April 29, 2004.

     In connection with this Special Meeting of Stockholders of Heritage, enclosed are the following documents:

     1. Confidential instruction proxy card for the ESOP with confidential return envelope; and

     2. Proxy Statement for the Special Meeting, dated April 29, 2004, including a Notice of the Special Meeting of Stockholders.

     As a participant in the ESOP, you have the right to direct the Trustee how to vote the shares held for your account by the ESOP as of March 22, 2004, the record date for the Special Meeting (the "Record Date"), on the proposals to be voted by Heritage Stockholders.

     At the Special Meeting, stockholders will be asked to consider and vote on a proposal to approve and adopt the principal terms of the merger of Heritage with HGroup Acquisition Co. ("HGroup"), contained in the Agreement and Plan of Merger, dated as of January 14, 2004, by and between Heritage and HGroup, as described in the proxy statement that accompanies this notice.


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

     Each ESOP participant has the right to specify how the Trustee for the ESOP should vote the shares allocated to his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares allocated to your ESOP account by casting votes on the proposals as you specify on the confidential proxy card for the ESOP accompanying this letter, unless the Trustee, in its sole discretion, determines that as a fiduciary under the Employee Retirement Income Security Act of 1974, it is required to vote otherwise. The Trustee is also required to vote the unallocated ESOP shares in the same proportion as the allocated shares are voted. If you do not instruct the Trustee on how to vote your allocated ESOP shares, the Trustee will not vote your shares.

     The number of shares in your ESOP account as of the Record Date is shown on the enclosed confidential instruction proxy card. If you do not have any shares allocated to your account in the ESOP as of the Record Date, there will be no confidential instruction proxy card for the ESOP enclosed with this letter.

     In lieu of voting "FOR" or "AGAINST" this merger proposal, you may exercise your shareholder dissenters' rights of appraisal. You have the right under the Delaware General Corporation Law to receive the "fair value" of your shares of common stock as determined by a Delaware court. This "appraisal right" is subject to a number of restrictions and technical requirements. Generally, in order to properly exercise appraisal rights you (a) must not vote in favor of adopting and approving the merger agreement and (b) must make a written demand for appraisal before the vote on the merger agreement is taken. Merely voting against the merger agreement and the merger will not perfect the right of appraisal. More information about dissenters' rights is contained in the proxy statement. Appendix C to the proxy statement contains the applicable provisions of the Delaware General Corporation Law relating to your appraisal rights.

     If the Agreement and Plan of Merger is approved and the merger is subsequently completed, each outstanding share of Heritage common stock (other than certain shares held by Heritage or HGroup or as to which dissenters' rights have been perfected) will be converted into the right to receive approximately $26.25 in cash.

     This merger consideration (approximately $26.25 cash per share) will be held in your ESOP account, with no current tax consequences to you as an ESOP participant until this amount is ultimately distributed from the ESOP to you. Additionally, pursuant to the terms of the outstanding loan from Heritage to the ESOP, such ESOP loan will automatically be repaid with the cash consideration attributable to those shares held in the unallocated ESOP suspense account. Subsequent to the repayment of the ESOP loan, all remaining cash held in the unallocated suspense account will then be reallocated to all ESOP participants' accounts in accordance with the ESOP's terms. Again, this allocation will not have any current tax consequences to ESOP participants since this allocation will occur solely within the ESOP.

     Your instruction is very important. You are encouraged to review the enclosed materials carefully and to complete, sign and date the enclosed confidential instruction proxy card or cards to signify your direction to the Trustee. You should then seal the completed card in the enclosed, postage paid, confidential envelope addressed to Mr. J. Pat Baker, in his capacity as one of the











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Trustees of the ESOP, who has been designated to receive all ESOP proxy's on behalf of the Trustees. The Trustee must receive the confidential instruction proxy card or cards no later than April 22, 2004.

     PLEASE NOTE THAT THE ESOP PARTICIPANTS' TRUSTEE VOTING DIRECTIONS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT HERITAGE OR THE BANK. TO FACILITATE THIS, ALL PROXY CARDS RETURNED TO THE TRUSTEE SHALL BE HANDLED SOLELY BY MR. JOHN PAT BAKER, IN HIS CAPACITY AS TRUSTEE. MR. BAKER IS NEITHER AN EMPLOYEE OF HERITAGE NOR THE BANK AND WILL NOT DISCLOSE HOW INDIVIDUAL ESOP PARTICIPANTS VOTE TO THE OTHER TRUSTEE, MR. JOHN H. MACKEY, WHO IS AN EMPLOYEE OF HERITAGE.

     IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP, PLEASE CALL MR. BAKER AT (972) 452-3355.


                                        Very truly yours,


                                        /s/ J. Pat Baker
                                        -------------------------
                                        J. Pat Baker
                                        Trustee for the Heritage Bancshares Inc.
                                        Employee Stock Ownership Plan




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






             HERITAGE BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN
ESOP PROXY CARD                                                  ESOP PROXY CARD



|X|  Please mark votes as in this example.


                 ESOP PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                 April 29, 2004

ESOP Participant Name:     _______________________

ESOP Shares Allocated to Participant's ESOP Account: _______________________


         The undersigned hereby directs the Trustee for the Heritage Bancshares, Inc. Employee Stock Ownership Plan ("ESOP"), to vote all shares of common stock allocated to the undersigned's ESOP account at the Special Meeting of Stockholders of Heritage Bancshares, Inc., to be held on Thursday, April 29, 2004 at 9:00 a.m., local time, at the First Baptist Church, located at 403 N. Catherine Street, Terrell, Texas 75160, and at all adjournments thereof, as follows:

         (1) Approval and adoption of an Agreement and Plan of Merger, dated as of January 14, 2004, by and between Heritage Bancshares, Inc. and HGroup Acquisition Co. pursuant to which, among other things,
              (i) HGroup Acquisition Co. will acquire Heritage by merging with and into Heritage, and (ii) upon completion of the merger, each outstanding share of Heritage common stock (other than specified shares held by HGroup or Heritage or as to which dissenters' rights have been perfected) will be converted into the right to receive approximately $26.25 in cash, without interest, subject to applicable withholding and stock transfer taxes and a possible reduction in the merger consideration of not more than $0.42 per share to be made at the closing of the merger.

             |_|   For            |_|   Against             |_|   Abstain

         (2) Adjourn the special meeting, if necessary, to solicit additional proxies.

             |_|   For            |_|   Against             |_|   Abstain

         (3) Transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

             |_|   For            |_|   Against             |_|   Abstain

     This ESOP Proxy will be voted by the ESOP Trustee as you specify above unless the ESOP Trustee determines that its compliance with applicable laws requires it to vote otherwise. If no specification is made, the ESOP Proxy will not be voted by the ESOP Trustee. Receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated March 23, 2004 is hereby acknowledged.

     THIS ESOP PROXY IS SOLICITED BY THE ESOP TRUSTEE.

     THE BOARD OF DIRECTORS OF HERITAGE BANCSHARES, INC. UNANIMOUSLY RECOMMENDS A VOTE OF "FOR" FOR PROPOSAL (1) ABOVE.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ESOP PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



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Please sign your name exactly as it appears in the ESOP records.

                                            Dated                        _, 2004
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                     ESOP Participant Signature

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                     ESOP Participant Printed Name